                                                             EXHIBIT 10.90

                               ARTICLES OF MERGER
                                       OF
                        HOME PROPERTIES MANAGEMENT, INC.
                    (a corporation of the State of Maryland)
                                      INTO
                     HOME PROPERTIES RESIDENT SERVICES, INC.
                    (a corporation of the State of Maryland)

FIRST: Home Properties  Management,  Inc., a corporation  organized and existing under the laws of the State of Maryland ("HP  Management"),  and Home Properties
Resident Services,  Inc., a corporation organized and existing under the laws of the State of Maryland  ("HP Resident  Services"),  agree that said HP Management shall  be  merged  with  and into  said HP  Resident  Services.  The  terms  and conditions  of the merger and the mode of  carrying  the same into effect are as herein set forth in these Articles of Merger.

SECOND:  HP Resident  Services,  a corporation  organized and existing under the laws of the State of Maryland, shall survive the merger and shall continue under the name Home Properties Resident Services, Inc.

THIRD: Each of HP Management and HP Resident Services is a corporation organized and existing under the laws of the State of Maryland.

FOURTH:  (a) The total  number of shares of all  classes of stock  which said HP
Management has authority to issue is ten thousand (10,000) shares,  divided into one hundred  (100)  shares of Class A Common  stock of the par value of $.01 per share, of the aggregate par value of one dollar ($1.00),  and nine thousand nine hundred  (9,900)  shares  of Class B Common  stock of the par  value of $.01 per share of the aggregate par value of ninety-nine dollars ($99.00).

     (b) The  total  number  of shares of all  classes  of stock  which  said HP
Resident  Services  has  authority  to issue is ten  thousand  (10,000)  shares, divided  into one hundred  (100) shares of Class A Common stock of the par value of $.01 per share,  of the aggregate par value of one dollar  ($1.00),  and nine thousand nine hundred (9,900) shares of Class B Common stock of the par value of
$.01 per share of the aggregate par value of ninety-nine dollars ($99.00).

FIFTH: No shares of stock of HP Resident Services are to be issued for shares of
HP  Management,  and upon the effective  date of these  Articles of Merger,  the
outstanding   shares  of  stock  of  HP   Management   shall  be  cancelled  and
extinguished.

SIXTH:  The principal  office of said HP Resident  Services  organized under the laws of the State of Maryland,  is located in the County of Monroe, State of New
York.

     The principal office of said HP Management, organized under the laws of the
State of Maryland, is located in the County of Monroe, State of New York.

SEVENTH:  HP Resident Services owns no real estate in the State of Maryland.  HP
Management owns no real estate in the State of Maryland.

EIGHTH: No amendment is made to the charter of HP Resident Services as a part of the Merger.

NINTH: (a) These Articles of Merger were advised,  authorized and approved by HP
Resident  Services  by the  execution  of a  Unanimous  Consent  of the Board of
Directors  dated October 18, 2006,  in  accordance  with and pursuant to Section
3-105,  Subsection (A) of Corporation and Associations Articles of the Annotated
Code of Maryland without any vote of the  stockholders of HP Resident  Services,
the   surviving   corporation;   and  that  the  merger   does  not  affect  any
reclassification  or change of any outstanding stock or otherwise in any respect amend the Articles of Incorporation of the surviving  corporation;  and that the number of shares of stock, if any, of the surviving  corporation to be issued or delivered in the merger does not exceed  twenty  percent  (20%) of the number of shares of stock of the same class or series  outstanding  immediately before the merger becomes effective.

     (b) These  Articles of Merger were advised,  authorized  and approved by HP
Management  by the  execution  of a Joint  Unanimous  Consent  of the  Board  of
Directors and Sole Stockholder dated October 18, 2006.

TENTH:  The  merger  shall  have the effect  described  in Section  3-114 of the
Corporation  and  Associations  Articles of the Annotated Code of Maryland.  The
merger shall  become  effective at the time the  Maryland  State  Department  of
Assessments and Taxation accepts these Articles of Merger for record.

ELEVENTH:  The first board of directors of the surviving  corporation  after the date when these Articles of Merger shall become effective shall be the directors in office at that date.

     IN WITNESS WHEREOF,  each corporation party to these Articles of Merger has caused these Articles of Merger to be signed and acknowledged in the name and on behalf of each such  corporation by its president,  and its corporate seal to be affixed and attested by its secretary, as of 18th day of October, 2006, and each such  signatory  does  hereby  acknowledge  the  same  to be  the  act  of  such corporation, and that to the best of his knowledge,  information and belief, all matters and facts stated herein with respect to the approval thereof are true in all material respects, this statement being made under penalties of perjury.

ATTEST:                             HOME PROPERTIES MANAGEMENT, INC.

/s/ Ann M. McCormick                By:     /s/ Edward Pettinella
Ann M. McCormick, Secretary                 Edward Pettinella, President

                                    HOME PROPERTIES RESIDENT SERVICES, INC.

/s/ Ann M. McCormick                By:     /s/ Edward Pettinella
Ann M. McCormick, Secretary                 Edward Pettinella, President